Exhibit 10.1

Dated December 18, 2023
(1)    BUNGE SECURITIZATION B.V., as Seller
(2)    KONINKLIJKE BUNGE B.V., as Master Servicer and Subordinated Lender
(3)    The Conduit Purchasers party hereto
(4)    The Committed Purchasers party hereto
(5)    The Purchaser Agents party hereto
(6)    COÖPERATIEVE RABOBANK U.A., as Administrative Agent, Committed Purchaser and Purchaser Agent and on behalf of its Conduit Purchaser
(7)    BUNGE GLOBAL SA, as Performance Undertaking Provider
(8)    CRÉDIT AGRICOLE CORPORATE & INVESTMENT BANK, as Sustainability Co-ordinator
(9)    The New Canadian Originator party hereto
(10)    The New German Originators party hereto
(11)    The New Mexican Originators party hereto
(12)    The New Polish Originator party hereto

TWENTY-FOURTH AMENDMENT TO THE RECEIVABLES TRANSFER AGREEMENT

CONTENTS
Clause        Page

1.    Definitions and Interpretation    2
2.    Amendment of the Receivables Transfer Agreement    2
3.    Representations    3
4.    Consent to Addition of New Canadian Originator to Canadian Rpa    3
5.    Consent to Addition of New German Originators to German Rpa    3
6.    Mexican Receivables Purchase Agreement    3
7.    Polish Receivables Purchase Agreement    3
8.    Addition of New Purchaser Groups    4
9.    Removal of Mufg Purchaser Group and Reallocation of Investments    4
10.    Continuance    5
11.    Further Assurance    5
12.    Conditions Precedent    5
13.    Transparency Requirements for New Originators    7
14.    Notices, Etc.    8
15.    Execution in Counterparts    8
16.    Governing Law; Submission to Jurisdiction    8
17.    No Proceeding; Limited Recourse    8

Exhibits
EXHIBIT A    Eighth Amended and Restated Receivables Transfer Agreement
SCHEDULE 1     Reallocation of Investments

i

THIS TWENTY-FOURTH AMENDMENT TO THE RECEIVABLES TRANSFER AGREEMENT (this “Amendment”) is dated December 18, 2023 and made among:
(1)    BUNGE SECURITIZATION B.V., a private limited liability company incorporated under the laws of the Netherlands, registered with the Dutch trade register under number 52234037, as Seller (the “Seller”);
(2)    KONINKLIJKE BUNGE B.V., a private limited liability company incorporated under the laws of the Netherlands, registered with the Dutch trade register under number 24020546, as Master Servicer (the “Master Servicer”) and Subordinated Lender (the “Subordinated Lender”);
(3)    the Conduit Purchasers party hereto (the “Conduit Purchasers”);
(4)    the Committed Purchasers party hereto (the “Committed Purchasers”);
(5)    the Purchaser Agents party hereto (the “Purchaser Agents”);
(6)    COÖPERATIEVE RABOBANK U.A. (“Rabobank”), as Administrative Agent (the “Administrative Agent”), Committed Purchaser and Purchaser Agent;
(7)    BUNGE GLOBAL SA, a corporation incorporated under the laws of Switzerland, as Performance Undertaking Provider (the “Performance Undertaking Provider”);
(8)    CRÉDIT AGRICOLE CORPORATE & INVESTMENT BANK, as Sustainability Co-ordinator;
(9)    BUNGE LODERS CROKLAAN CANADA INC., a corporation incorporated under the laws of Canada (the “New Canadian Originator”);
(10)    WALTER RAU NEUSSER ÖL UND FETT AG, a public limited company under the laws of Germany (“Walter Rau”);
(11)    BUNGE DEUTSCHLAND GMBH, a limited liability company under the laws of Germany (“Bunge Deutschland”);
(12)    BUNGE HANDELSGESELLSCHAFT MBH, a limited liability company under the laws of Germany (“Bunge Handelsgesellschaft”; each of Walter Rau, Bunge Deutschland and Bunge Handelsgesellschaft shall be referred to as a “New German Originator” and collectively, as the “New German Originators”);
(13)    BUNGE AGRONEGOCIOS MEXICO, S.A. DE C.V., a corporation incorporated under the laws of Mexico (“Bunge Agronegocios”);
(14)    MOLINOS BUNGE, S.A. DE C.V., a corporation incorporated under the laws of Mexico (“Molinos Bunge”; each of Bunge Agronegocios and Molinos Bunge shall be referred to as a “New Mexican Originator” and collectively, as the “New Mexican Originators”); and
(15)    BUNGE POLSKA SP. Z O.O., a limited liability company formed under the laws of Poland (the “New Polish Originator”; each of the New Canadian Originator, the New German Originators, the New Mexican Originators and the New Polish Originator shall be referred to as a “New Originator” and collectively, as the “New Originators”);

collectively referred to as the “Parties” and each of them a “Party”.
BACKGROUND:
(A)    This Amendment is supplemental to and amends the receivables transfer agreement dated June 1, 2011 (as amended and restated on November 16, 2022 and as further amended on June 21, 2023) made among the Parties to this Amendment other than the Performance Undertaking Provider and the New Originators (the “Receivables Transfer Agreement”).
(B)    The Bank of Nova Scotia (“Scotiabank”), as Purchaser Agent and Committed Purchaser, and Liberty Street Funding LLC (“Liberty Street”), as a Conduit Purchaser, have executed a Joinder Agreement, dated as of the date hereof (the “Scotiabank Joinder Agreement”), pursuant to which the Purchaser Group in which Scotiabank is the Purchaser Agent and Committed Purchaser (the “Scotiabank Purchaser Group”) shall be established as of the Settlement Date to occur on the Twenty-Fourth Amendment Effective Date (the “Scotiabank Purchaser Group Joinder Effective Date”) in accordance with Section 11.3(i) (New Purchaser Group) of the Receivables Transfer Agreement.
(C)    Banco Bilbao Vizcaya Argentaria, S.A. New York Branch (“BBVA”), as Purchaser Agent and Committed Purchaser, has executed a Joinder Agreement, dated as of the date hereof (the “BBVA Joinder Agreement”), pursuant to which the Purchaser Group in which BBVA is the Purchaser Agent and Committed Purchaser (the “BBVA Purchaser Group”) shall be established as of the Settlement Date to occur on the Twenty-Fourth Amendment Effective Date (the “BBVA Purchaser Group Joinder Effective Date”) in accordance with Section 11.3(i) (New Purchaser Group) of the Receivables Transfer Agreement.
(D)    On November 1, 2023, pursuant to the terms of the Performance Undertaking, Bunge Limited assigned to the Performance Undertaking Provider, and the Performance Undertaking Provider assumed, all rights, obligations and liabilities of Bunge Limited under the Performance Undertaking.
(E)    The Parties have agreed to further amend the Receivables Transfer Agreement on the terms set out below.
(F)    This Amendment is a Transaction Document as defined in the Receivables Transfer Agreement.
IT IS AGREED that:
1.    DEFINITIONS AND INTERPRETATION
Unless otherwise defined herein, capitalized terms which are used herein shall have the meanings assigned to such terms in Section 1.1 (Certain defined terms) of the Receivables Transfer Agreement. The principles of interpretation set forth in Section 1.2 (Other terms) and Section 1.3 (Computation of time periods) of the Receivables Transfer Agreement shall apply to this Amendment as if fully set forth herein.
2.    AMENDMENT OF THE RECEIVABLES TRANSFER AGREEMENT
With effect from the Twenty-Fourth Amendment Effective Date (as such term is defined in Section 12 (Conditions Precedent)), the Receivables Transfer Agreement shall be amended and restated so that it shall be read and construed for all purposes as set out in Exhibit A (Eighth Amended and Restated Receivables Transfer Agreement).
3.    REPRESENTATIONS
Each of the Seller, the Master Servicer and the Performance Undertaking Provider represents and warrants to the other Parties hereto that, after giving effect to this Amendment, each of its representations and warranties set forth in the Receivables Transfer Agreement, as such representations and warranties apply to such Person, is true and correct in all material respects on and as of the Twenty-Fourth Amendment Effective Date as though made on and as of such date except for representations and warranties stated to refer to a specific earlier date, in which case such representations and warranties are true and correct as of such earlier date.
4.    CONSENT TO ADDITION OF NEW CANADIAN ORIGINATOR TO CANADIAN RPA
Each of the Administrative Agent, each Purchaser Agent and each Committed Purchaser hereby consents to the addition of the New Canadian Originator as an Additional Seller (as defined in the Canadian RPA) under the Canadian RPA.
5.    CONSENT TO ADDITION OF NEW GERMAN ORIGINATORS TO GERMAN RPA
Each of the Administrative Agent, each Purchaser Agent and each Committed Purchaser hereby consents to the addition of each New German Originator as an Additional Seller (as defined in the German RPA) under the German RPA.
6.    MEXICAN RECEIVABLES PURCHASE AGREEMENT
The Parties hereby consent to the Mexican RPA to be entered into between the New Mexican Originators and the Seller, which shall become effective as of 12:01 a.m. (New York City time) on either (A) the date that the Administrative Agent has notified the Seller and Purchasers that: (i) the Administrative Agent has received, in each case in form and substance satisfactory to the Administrative Agent and to each Purchaser Agent, each of the conditions precedent set forth in such Mexican RPA, and (ii) confirmation has been received from Prime Collateralised Securities (PCS) EU SAS and each Purchaser Agent that it has no objections to the Mexican RPA being entered into; or (B) any later date as may be agreed by the Parties.
7.    POLISH RECEIVABLES PURCHASE AGREEMENT
The Parties hereby consent to the Polish RPA to be entered into between the New Polish Originator and the Seller, which shall become effective as of 12:01 a.m. (New York City time) on either (A) the date that the Administrative Agent has notified the Seller and Purchasers that: (i) the Administrative Agent has received, in each case in form and substance satisfactory to the Administrative Agent and to each Purchaser Agent, each of the conditions precedent set forth in such Polish RPA, and (ii) confirmation has been received from Prime Collateralised Securities (PCS) EU SAS and each Purchaser Agent that it has no objections to the Polish RPA being entered into; or (B) any later date as may be agreed by the Parties.

8.    ADDITION OF NEW PURCHASER GROUPS
On the Twenty-Fourth Amendment Effective Date, (i) Scotiabank and BBVA shall each become a party to the Transaction Documents as a Purchaser Agent (each, a “New Purchaser Agent” and collectively, the “New Purchaser Agents”) and as a Committed Purchaser (each, a “New Committed Purchaser” and collectively, the “New Committed Purchasers”) with the Commitments set forth in the Receivables Transfer Agreement as amended hereby, and (ii) Liberty Street shall become a party to the Transaction Documents as a Conduit Purchaser (a “New Conduit Purchaser”).
By executing and delivering this Amendment, each of the New Purchaser Agents, the New Conduit Purchaser and the New Committed Purchasers confirms to and agrees with each other party to the Receivables Transfer Agreement that (i) it has received a copy of the Receivables Transfer Agreement and the other Transaction Documents, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) it will, independently and without reliance upon the Administrative Agent, any other Purchaser Agent, any other Purchaser or any of their respective Affiliates, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Receivables Transfer Agreement and any Transaction Documents; (iii) it appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Receivables Transfer Agreement and the Transaction Documents and any other instrument or document furnished pursuant thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (iv) it will perform in accordance with their terms all of the obligations which by the terms of the Receivables Transfer Agreement and the documents or agreements to be delivered thereunder are required to be performed by it as a Purchaser Agent, a Conduit Purchaser, or a Committed Purchaser, respectively; (v) this Amendment has been duly authorized, executed and delivered by it pursuant to its applicable corporate powers and constitutes the legal, valid and binding obligations of the New Purchaser Agents, the New Conduit Purchaser and the New Committed Purchasers, respectively; (vi) its address and telecopier number for notices shall be as set forth in Schedule 1 attached to the Receivables Transfer Agreement; (vii) the Purchaser Group Limit for its Purchaser Group shall be as set forth on Schedule 1 attached to the Receivables Transfer Agreement; and (viii) such New Purchaser Agent’s accounts shall be as set forth in Schedule 1 attached to the Receivables Transfer Agreement.
9.    REMOVAL OF MUFG PURCHASER GROUP AND REALLOCATION OF INVESTMENTS
As of the Twenty-Fourth Amendment Effective Date, (i) MUFG Bank, Ltd. (“MUFG”) shall no longer be a party as a Purchaser Agent or Committed Purchaser to the Transaction Documents; and (ii) Gotham Funding Corporation (“Gotham”) shall no longer be a party as a Conduit Purchaser to the Transaction Documents.   As a condition precedent to the Twenty-Fourth Amendment Effective Date, the Seller shall pay Gotham, as a Conduit Purchaser, the amounts determined by the Administrative Agent after application of Section 2.6 of the Receivables Transfer Agreement (in relation to the last Calculation Period ended before such Twenty-Fourth Amendment Effective Date), as the Invested Amounts (in U.S. Dollars) on the Settlement Date falling on such Twenty-Fourth Amendment Effective Date associated with Gotham’s Investments made until such Twenty-Fourth Amendment Effective Date, plus the Yield accrued and payable to Gotham and all other Transaction Party Obligations payable to MUFG, as Purchaser Agent and Committed Purchaser, and Gotham, as a Conduit Purchaser.   The Seller shall

fund such repayment by requesting and receiving a Subordinated Loan in the amounts of such repayment.   On the Twenty-Fourth Amendment Effective Date, each Purchaser Group agrees either (x) to make a new Investment in the amount (and in the currencies) set forth on Schedule 1 (Reallocation of Investments) or (y) accept a payment in reduction of its Invested Amount in the amount (and in the currencies) set forth on Schedule 1 (Reallocation of Investments), as applicable, such that after giving effect to such Investments and repayments, each Purchaser Group’s Invested Amount is the same percentage of such Purchaser Group’s aggregate Commitments as every other Purchaser Group; provided, that the Scotia Purchaser Group and BBVA Purchaser Group shall make such Investments in Canadian Dollars, Hungarian Forint, Mexican Pesos and Polish Zloty, as applicable, within two (2) Business Days of the Twenty-Fourth Amendment Effective Date or by such other time as the Master Servicer, the Administrative Agent and the Scotia Purchaser Group or BBVA Purchaser Group, as applicable, may agree. The Seller shall fund any portions of the Investments denominated in Canadian Dollars, Hungarian Forint, Mexican Pesos and Polish Zloty, as applicable, that the Scotia Purchaser Group and BBVA Purchaser Group are unable to fund on the Twenty-Fourth Amendment Effective Date. The Seller confirms that all conditions precedent to each such Investment specified in Section 3.2(iii), (iv), (v), (vi) and (vii) of the Receivables Transfer Agreement are satisfied with respect to such Investment. The proceeds of such Investments shall be used by the Seller to repay the Subordinated Loan made for the purpose of making the payment to MUFG and funding of Investments in Canadian Dollars, Hungarian Forint, Mexican Pesos and Polish Zloty, as applicable.
10.    CONTINUANCE
The Parties hereby confirm that the provisions of the Receivables Transfer Agreement and the other Transaction Documents shall continue in full force and effect, subject only to the amendments effected thereto by this Amendment.
11.    FURTHER ASSURANCE
The Parties shall, upon request of the Administrative Agent, and at the cost of the Seller, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected by this Amendment. Each of the Parties thereto hereby ratifies and confirms each of the Transaction Documents to which it is a party.
12.    CONDITIONS PRECEDENT
This Amendment shall become effective as of 12:01 a.m. (New York City time) on December 18, 2023 upon the notice from the Administrative Agent to the Seller and Purchasers that the Administrative Agent has received, in each case in form and substance satisfactory to the Administrative Agent, the following, duly executed by all parties thereto (the “Twenty-Fourth Amendment Effective Date”); provided, that the Administrative Agent may, acting on the instructions of the Purchasers, waive any of the following conditions precedent:
(a)    this Amendment;
(b)    the Reaffirmation of Performance Undertaking, dated as of the date hereof, made by the Performance Undertaking Provider for the benefit of the Administrative Agent;
(c)    the Joinder Agreement to the Servicing Agreement, dated on or about the date hereof, between the Master Servicer and the New Canadian Originator;

(d)    the Joinder Agreement to the Servicing Agreement, dated on or about the date hereof, between the Master Servicer and the New German Originators;
(e)    the Additional Seller Supplement to the German RPA, dated on or about the date hereof, by the New German Originators;
(f)    the Additional Seller Supplement to the Canadian RPA, dated on or about the date hereof, by the New Canadian Originator;
(g)    the Deposit Account Control Agreement with respect to Collection Account, dated on or about the date hereof among the New Canadian Originator, the Administrative Agent and the Bank of Montreal;
(h)    the Dutch Account Pledge Agreement, dated on or about the date hereof, among the New German Originators, the Administrative Agent and the Seller;
(i)    the Purchaser Agent Fee Letter;
(j)    a letter agreement, dated on or about the date hereof, among the Administrative Agent, the Purchaser Agents and the Master Servicer, setting forth the Unadjusted Applicable Margin;
(k)    a legal opinion of Homburger, special Swiss counsel for the Performance Undertaking Provider, in form and substance satisfactory to the Administrative Agent and each Purchaser Agent;
(l)    a legal opinion of Clifford Chance LLP, special Dutch counsel for the Seller, in form and substance satisfactory to the Administrative Agent and each Purchaser Agent;
(m)    legal opinions of Reed Smith LLP, special U.S. counsel for the Seller, the Master Servicer, the Performance Undertaking Provider and the New Originators, in form and substance satisfactory to the Administrative Agent and each Purchaser Agent, including opinions with respect to the validity and enforceability of this Amendment and the other Transaction Documents governed by New York law;
(n)    a legal opinion of Reed Smith LLP, as special German counsel for the New German Originators, in form and substance satisfactory to the Administrative Agent and each Purchaser Agent, including opinions with respect to the due authorization, execution and delivery of this Amendment and the other Transaction Documents by the New German Originators;
(o)    a legal opinion of Mayer Brown, as special German counsel for the Administrative Agent, in form and substance satisfactory to the Administrative Agent and each Purchaser Agent with respect to the true sale of receivables by the German Originators pursuant to the German RPA;
(p)    a legal opinion of Fasken Martineau DuMoulin LLP, as special Canadian counsel for the New Canadian Originator and the Administrative Agent, in form and substance satisfactory to the Administrative Agent and each Purchaser Agent, including opinions with respect to the due authorization, execution and delivery of this Amendment and the other Transaction Documents by the New Canadian Originator and the true sale of Receivables sold by the Canadian Originators pursuant to the Canadian RPA;

(q)    a legal opinion of Pérez Correa González, as special Mexican counsel for the New Mexican Originators and the Administrative Agent, in form and substance satisfactory to the Administrative Agent and each Purchaser Agent, including opinions with respect to the due authorization, execution and delivery of this Amendment;
(r)    a legal opinion of SSW Pragmatic Solutions, as special Polish counsel for the New Polish Originator and the Administrative Agent, in form and substance satisfactory to the Administrative Agent and each Purchaser Agent, including opinions with respect to the due authorization, execution and delivery of this Amendment;
(s)    a letter agreement, dated on or about the date hereof, among the Administrative Agent, the Purchaser Agents and the Master Servicer, setting forth the Master Servicer’s obligations to deliver certain reliance opinion letters to the BBVA Purchaser Group and the Scotiabank Purchaser Group;
(t)    evidence that Clifford Chance LLP, special Dutch counsel for the Seller, has the information required in order to promptly make a notification in the Netherlands in accordance with Article 7(1)(g)(V) of the Securitisation Regulation;
(u)    confirmation from Prime Collateralised Securities (PCS) EU SAS that it has no objections to this Amendment or any of the other Transaction Documents described in this Section 12;
(v)    evidence that payment of any Upfront Fee or similar amount due and payable to any Purchaser Agent or its Purchaser Group as set out in the Purchaser Agent Fee Letter (which, for the avoidance of any doubt, includes any amendment and/or amendment and restatement of the Purchaser Agent Fee Letter dated on or about the date hereof) has been made;
(w)    confirmation by each Purchaser Agent that it has received all internal confirmations (including, to the extent required, any diligence (commercial and legal), tax, compliance, 'know-your-customer' and/or credit committee) required for purposes of this Amendment or any of the other Transaction Documents described in this Section 13; and
(x)    provision to the Administrative Agent and the Purchaser Agents of an updated transaction summary.
13.    TRANSPARENCY REQUIREMENTS FOR NEW ORIGINATORS
Each New Originator agrees that it will comply with the transparency requirements to the extent applicable to it under the Securitisation Regulation Rules. In addition, each New Originator agrees, at its cost and promptly on reasonable request by the Administrative Agent, any Purchaser Agent, any Committed Purchaser and any Conduit Purchaser, to provide such information as may reasonably be requested from time to time by the Administrative Agent, any Purchaser Agent, any Committed Purchaser and any Conduit Purchaser in order to enable each Committed Purchaser (in its capacities as Committed Purchaser and as a Liquidity Bank) and Conduit Purchaser, as applicable, to comply with their respective obligations under Article 5 and/or Article 7 of the Securitisation Regulation. No New Originator shall be in breach of the requirements in this Section 14 if, due to events, actions or circumstances beyond its control, it is not able to comply with the undertakings contained herein.

14.    NOTICES, ETC.
All communications and notices provided for hereunder shall be provided in the manner described in Schedule 2 (Address and Notice Information) to the Receivables Transfer Agreement.
15.    EXECUTION IN COUNTERPARTS
This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic file in a format that is accessible by the recipient shall be effective as delivery of a manually executed counterpart of this Amendment.
16.    GOVERNING LAW; SUBMISSION TO JURISDICTION
(a)    This Amendment shall be governed by and construed in accordance with the law of the state of new york.
(b)    Each of the Parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the Supreme Court of the State of New York sitting in the Borough of Manhattan and of the United States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment. Each Party hereto hereby irrevocably waives, to the fullest extent that it may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. Each Party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
(c)    TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO WAIVES ITS RIGHT TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. EACH OF THE PARTIES HERETO AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, EACH OF THE PARTIES HERETO FURTHER AGREES THAT ITS RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AMENDMENT OR ANY PROVISION HEREOF.
17.    NO PROCEEDING; LIMITED RECOURSE
(a)    Each of the Parties hereto hereby agrees that (i) it will not institute against any Conduit Purchaser any proceeding of the type referred to in the definition of

Event of Bankruptcy until there shall have elapsed two years plus one day since the Final Payout Date and (ii) notwithstanding anything contained herein or in any other Transaction Document to the contrary, the obligations of the Conduit Purchasers under the Transaction Documents are solely the corporate obligations of the Conduit Purchasers and shall be payable solely to the extent of funds which are received by the Conduit Purchasers pursuant to the Transaction Documents and available for such payment in accordance with the terms of the Transaction Documents and shall be non-recourse other than with respect to such available funds and, without limiting this Section 18, if ever and until such time as any Conduit Purchaser has sufficient funds to pay such obligation shall not constitute a claim against such Conduit Purchaser.
(b)    No recourse under any obligation, covenant or agreement of any Committed Purchaser or Conduit Purchaser contained in this Amendment or any other Transaction Document shall be had against any incorporator, stockholder, officer, director, member, manager, employee or agent of such Committed Purchaser or Conduit Purchaser by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Amendment and the other Transaction Documents are solely a corporate obligation of such Committed Purchaser or Conduit Purchaser, and that no personal liability whatever shall attach to or be incurred by any incorporator, stockholder, officer, director, member, manager, employee or agent of such Committed Purchaser or Conduit Purchaser or any of them under or by reason of any of the obligations, covenants or agreements of such Committed Purchaser or Conduit Purchaser contained in this Amendment or any other Transaction Document, or implied therefrom, and that any and all personal liability for breaches by such Committed Purchaser or Conduit Purchaser of any of such obligations, covenants or agreements, either at common law or at equity, or by statute, rule or regulation, of every such incorporator, stockholder, officer, director, member, manager, employee or agent is hereby expressly waived as a condition of and in consideration for the execution of this Amendment; provided that the foregoing shall not relieve any such Person from any liability it might otherwise have as a result of fraudulent actions taken or fraudulent omissions made by them.
[Signature pages follow.]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the day and year first above written.
BUNGE SECURITIZATION B.V., as Seller
     By: /s/ Sheila Razab-Sekh
     Name: Sheila Razab-Sekh
Title: Proxy Holder A of Vistra B.V., in turn the sole director of Bunge Securitization B.V.
By: /s/ Jason Thimothy Duijn
Name: Jason Thimothy Duijn
Title: Proxy Holder B of Vistra B.V., in turn the sole director of Bunge Securitization B.V.

[Signature Page to Twenty-Fourth Amendment to Receivables Transfer Agreement]

KONINKLIJKE BUNGE B.V., as Master Servicer and Subordinated Lender
By: /s/ Jeroen Kloet
Name: Jeroen Kloet
Title: Director
By: /s/ Arrie de Lange
Name: Arrie de Lange
Title: Director

[Signature Page to Twenty-Fourth Amendment to Receivables Transfer Agreement]

BUNGE GLOBAL SA, as Performance Undertaking Provider
By: /s/ Rajat Gupta
Name: Rajat Gupta
Title: Treasurer
By: /s/ Lisa Ware-Alexander
Name: Lisa Ware-Alexander
Title: Secretary

BUNGE LODERS CROKLAAN CANADA INC., as the New Canadian Originator
By: /s/ Aaron Elliott
Name: Aaron Elliott
Title: Treasurer

BUNGE AGRONEGOCIOS MEXICO, S.A. DE C.V., as a New Mexican Originator
By: /s/ Daniel Ceceña Lizárraga
Name: Daniel Ceceña Lizárraga
Title: Attorney-in-Fact

[Signature Page to Twenty-Fourth Amendment to Receivables Transfer Agreement]

MOLINOS BUNGE, S.A. DE C.V., as a New Mexican Originator
By: /s/ Héctor Contreras Campos
Name: Héctor Contreras Campos
Title: Attorney-in-Fact
WALTER RAU NEUSSER ÖL UND FETT AG, as a New German Originator
By: /s/ Alexander Christiaan van der Klauw
Name: Alexander Christiaan van der Klauw
Title: Director
BUNGE DEUTSCHLAND GMBH, as a New German Originator
By: /s/ Jordi Costa Vilarrasa
Name: Jordi Costa Vilarrasa
Title: Managing Director
By: /s/ Stefan Winter
Name: Stefan Winter
Title: Managing Director

[Signature Page to Twenty-Fourth Amendment to Receivables Transfer Agreement]

BUNGE HANDELSGESELLSCHAFT MBH, as a New German Originator
By: /s/ Eduardo Doyhambehere
Name: Eduardo Doyhambehere
Title: Managing Director
By: /s/ Julie Elaine Hawkins
Name: Julie Elaine Hawkins
Title: Managing Director
BUNGE POLSKA SP. Z O.O., as the New Polish Originator
By: /s/ Magdalena Kudyba Podgórska
Name: Magdalena Kudyba Podgórska
Title: Member of the Management Board
By: /s/ Oleh Chernilevskyy
Name: Oleh Chernilevskyy
Title: Procurist

[Signature Page to Twenty-Fourth Amendment to Receivables Transfer Agreement]

COÖPERATIEVE RABOBANK U.A., as Administrative Agent, Committed Purchaser and Purchaser Agent
By: /s/ Huong Stive-Pham
Name: Huong Stive-Pham
Title: Director
By: /s/ Jop van der Sluis
Name: Jop van der Sluis
Title: Managing Director

[Signature Page to Twenty-Fourth Amendment to Receivables Transfer Agreement]

NIEUW AMSTERDAM RECEIVABLES CORPORATION B.V., as Conduit Purchaser
By: /s/ Kristina Adamovich
Name: Kristina Adamovich
Title: Proxyholder of Intertrust Management B.V.
By: /s/ Edwin van Ankeren
Name: Edwin van Ankeren
Title: Managing Director of Intertrust Management B.V.

[Signature Page to Twenty-Fourth Amendment to Receivables Transfer Agreement]

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK, as Committed Purchaser and Purchaser Agent
By: /s/ Marie-Laure Lepont
Name: Marie-Laure Lepont
Title: Authorized Signatory
By: /s/ Frederic Mazet
Name: Frederic Mazet
Title: Authorized Signatory

[Signature Page to Twenty-Fourth Amendment to Receivables Transfer Agreement]

BNP PARIBAS, as Purchaser Agent
By: /s/ Gianluca Sannipoli
Name: Gianluca Sannipoli
Title: Authorized Signatory
By: /s/ Baptiste Ranjard
Name: Baptiste Ranjard
Title: Authorized Signatory

[Signature Page to Twenty-Fourth Amendment to Receivables Transfer Agreement]

MATCHPOINT FINANCE PLC, as Committed Purchaser and Conduit Purchaser
By: /s/ Kevin Downes
Name: Kevin Downes
Title: Authorized Signatory

[Signature Page to Twenty-Fourth Amendment to Receivables Transfer Agreement]

THE BANK OF NOVA SCOTIA, as Purchaser Agent and Committed Purchaser
By: /s/ Doug Noe
Name: Doug Noe
Title: Managing Director

[Signature Page to Twenty-Fourth Amendment to Receivables Transfer Agreement]

LIBERTY STREET FUNDING LLC, as Conduit Purchaser
By: /s/ Kevin Corrigan
Name: Kevin Corrigan
Title: Senior Vice President

[Signature Page to Twenty-Fourth Amendment to Receivables Transfer Agreement]

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, as Purchaser Agent and Committed Purchaser
By: /s/ Maria Galvez
Name: Maria Galvez
Title: Director – Global Trade Manager
By: /s/ Armen Semizian
Name: Armen Semizian
Title: Managing Director – Credit Risk

[Signature Page to Twenty-Fourth Amendment to Receivables Transfer Agreement]

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK, as Sustainability Co-ordinator
By: /s/ Marie-Laure Lepont
Name: Marie-Laure Lepont
Title: Authorized Signatory
By: /s/ Frederic Mazet
Name: Frederic Mazet
Title: Authorized Signatory

[Signature Page to Twenty-Fourth Amendment to Receivables Transfer Agreement]

EXHIBIT A

Eighth Amended and Restated Receivables Transfer Agreement
Filed separately as Exhibit 10.2 to the Current Report on Form 8-K